UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2006
RedEnvelope, Inc.
(Exact name of registrant as specified in its charter)
0-50387
(Commission File Number)

Delaware	33-0844285
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
149 New Montgomery Street
San Francisco, California 94105
(Address of principal executive offices, with zip code)
(415) 371-9100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)
     On July 14, 2006, Charles Heilbronn provided notice to RedEnvelope, Inc. (the “Company”) that he will not seek reelection to the Company’s board of directors (the “Board”) at the Company’s upcoming annual meeting of stockholders. Mr. Heilbronn intends to serve out his current term until such meeting. The Company issued a press release on July 20, 2006 announcing the decision by Mr. Heilbronn not to seek reelection to the Board, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	RedEnvelope, Inc. Press Release dated July 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: July 20, 2006	By:	/s/ Ken Constable
Ken Constable, President and
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description
99.1	RedEnvelope, Inc. Press Release dated July 20, 2006